Exhibit (a)(5)(X)

E.ON "Delivering Profitable Growth and Performance" February 2007

E.ON Successful development since E.ON's creation 2000-2003 Transformation into a Focused Energy Company 2003-2005 Integration and Performance since 2005 Growth in the Energy Business Adjusted EBIT1 in million € 3,352 2001 4,258 2002 5,707 2003 6,787 2004 7,333 2005 6,064 9M 2006 1. Non-GAAP financial measure; reconciliation to consolidated net income see Annual Report 2005, p. 37, and prior annual reports as far as available.

E.ON Operational improvement in the energy business - A continuing group-wide process to create further value in million € 251 2003 340 2004 302 2005 132 Jan-Sep 2006 1,025 Achieved until Sep. 2006 1,000 €1 Target 2003-06 Operational improvement of 1bn€1 through: - Operational excellence (e.g. best practice transfer in generation, trading and retail, interface optimization in overhead) - Integration synergies (e.g. TXU, E.ON Ruhrgas) - Further cost savings (e.g. procurement savings, contract re-negotiations) Already achieved 1,025m €2 until September 30th, 2006 One off costs of 430m €3 over 3 years to achieve operational improvement 1) Equivalent U.S.-GAAP target: Net income of 650m € 2) Non-GAAP financial measure; cost reductions led to a roughly 667m € increase in consolidated net income (after taxes and minority interests) 3) Equivalent U.S.-GAAP target: Net income of 280m €

E.ON Value creation through focus on performance improvement 12% 10% 8% 6% 4% 2% 0% 9.6% 2001 9.2% 2002 9.9% 2003 11.5% 2004 12.1% 2005 ROCE1 Cost of Capital 1. Non-GAAP financial measure; for derivation see Annual Report 2005, p. 38-39, and prior annual reports as far as available.

E.ON The drivers of value-enhancing growth Power generation Delopment of gas infrastructure: Pipelines and gas storage Upstream & LNG Entry and growth in new markets Eastern Europe Turkey Russia Public offer for Endesa

E.ON Summary of 2007-09 investment plan in billion € Financial investments 2.9 Other 1.3 Gas storage, upstream & LNG 2.4 Electricity & gas networks 7.3 Power generation 11.4 U.S. Midwest 2.1 Nordic 2.7 U.K. 4.3 Pan-European Gas 4.7 Central Europe 11.5 Growth 13.0 Maintenance & replacement 12.3 Fixed assets € 22.4 bn Power generation €11.4 bn Maintenance & replacement € 5.9 bn Growth € 5.5 bn Electricity & gas networks € 7.3 bn Maintenance & replacement € 5.3 bn Growth € 2.0 bn Gas storage, upstream & LNG € 2.4 bn Upstream & LNG € 1.2 bn Gas storage € 1.2 bn Other € 1.3 bn Financial investments € 2.9 bn Stake in Yushno Russkoje € 1.2 bn Turkey & Romania € 0.9 bn Put option ZSE € 0.4 bn Other € 0.4 bn Total investments € 25.3 bn

E.ON All external growth opportunities are subject to E.ON's strict strategic and financial investment criteria Strategic criteria Market attractiveness (returns, growth, regulation, country risk) Target attractiveness (asset quality, market position, management quality) Value creation potential (cost reduction, integration benefits, transfer of best practice) Financial criteria Earnings enhancing in the first full year after acquisition Returns exceeding cost of capital three years after acquisition in general Not endanger overall group performance targets

E.ON Major planned investments in power plants over 2007-091 U.S.-Midwest Trimble County 2 Coal 750 MW Start 2010 Oskarshamn (upgrade) Nuclear 430 MW Start 2008/2012 Malmö Gas CHP 440 MW Start 2009 Maasvlakte 3 Coal 1100 MW Start 2012 Datteln 4 Coal 1100 MW Start 2011 Gönyü 1 CCGT 400 MW Start 2010 Other projects Eastern Europe Irsching 5 CCGT 800 Start 2009 Irsching 4 CCGT 530 MW Start 2011 Livorno Ferraris CCGT 800 MW Start 2009 Staudinger 6 Coal 1100 MW Start 2012 Supercritical coal2 Coal 400 MW Start >2014 Kingsnorth Coal 1600 MW Start 2012/13 Grain CCGT 1200 MW Start 2009 1. Excluding renewables 2. Site still to be decided.

E.ON Gas demand in Western Europe1 is growing while domestic production is declining in bcm 535 570-610 635-685 675-730 9% 22% Supply gap 8% 11% 10% Advanced projects3 7% 12% 11% 11% Other non-EU imports 11% 9% 11% 7% Algeria 26% 25% 24% 23% Russia3 14% 12% 11% 9% Norway 6% 4% Other internal EU trade 8% 7% 5% Netherlands 28% 23% 19% 16% Indigenous production for domestic use 20054 2010 2015 2020 10% 18% 18% 19% LNG-share in imports 1. EU-25 + Romania, Bulgaria, Turkey, Norway and Switzerland 2. Basis for imports: contracted volumes and prospective contract prolongations 3. Russia without volumes via the North European Gas Pipeline (NEGP) which are included in advanced projects 4. Provisional data for 2005 Source: E.ON Ruhrgas E.ON's response to Europe's increasing reliance on gas imports2 Long-term gas import contracts remain backbone of security of supply Equity gas to cover part of E.ON's supply needs Contribution to necessary development of gas import infrastructure Growth in LNG business to diversify supply sources

E.ON E.ON's gas upstream strategy: Strengthen and diversify supply Long term targets: Build gas upstream position of up to ~ 15 - 20% of the E.ON Ruhrgas supply portfolio Target regions: North Sea (UK, Norway), Russia. Africa & Middle East under evaluation in combination with LNG Implementation status: E.ON Ruhrgas gas supply 2005: ~ 59 bcm Gas production from North Sea: Up to 5% of current E.ON Ruhrgas supply1 Gas production from Russia: Up to 10 % of current E.ON Ruhrgas supply2 British North Sea UK Sleipner St. Fergus Stavanger Norway Scoter Draupner Elgin Glenelg Franklin Ekofisk Danmark Nybro Emden SEAL Teesside Johnston Hunter Minke Orca Revenspurn North Dimlington Theddlethorpe Bacton Edinburgh Norwegian North Sea Skarv Norne Viktoria Åsgard Heidrun Kristin Haltenbanken Vest Mikkel Njord Ormen Lange Tjeldbergodden Draugen Russia Jamburg Kharvuta S.-Urengoy Zapoljamoje Urengoy Medvezhje Jamsovey Yushno Russkoje 1. When all gas fields of E.ON Ruhrgas UK North Sea Ltd. are in production 2. When Yushno Russkoje has reached plateau production

E.ON E.ON contributes to the necessary development of Europe's gas import infrastructure Nord Stream (Northern European Gas Pipeline) Construction of two parallel pipelines with a capacity of 27.51 bcm each (551 bcm in total). Investment (100%) of € 2.0 - 2.4 bn for the first line, and of ≥ € 4 bn for both. Commissioning of the first line in 2010. E.ON’s share 24.5%. BBL Construction of a new pipeline with a capacity of 16.5 bcm between Balgzand in the Netherlands and Bacton in the UK. First gas flow through the pipeline in December 2006. E.ON’s share 20%. Interconnector Increase of the capacity of the Interconnector from 8.5 bcm to approx. 23.5 bcm completed in October 2006. E.ON’s share 23.6%. Gas field Existing transit pipeline Proposed or under construction Interconnector BBL Nord Stream Barents Sea Stockmann Kara Sea Yamal Kharasavey Bovanenko Yamburg Urengoy Medvezhye Yamsovey Zapolyarnoye Orenburg Karachaganak Astrakhan Shatlyk Shurtan Sovetabad/Dauletabad 1. Based on 10.3 kWh/m3, 20° Celsius

E.ON E.ON is planning its first German LNG project in Wilhelmshaven as well as the construction of an LNG terminal on Krk Wilhelmshaven Technical design study initiated after positive conclusion of feasibility study Capacity planned 10 bcm/a Investment (100%) estimated at around € 0.7 bn Commissioning expected for 2010 or 2011 Krk Alliance agreement between E.ON Ruhrgas and Adria LNG to study the feasibility of an LNG terminal on the island of Krk in Croatia Capacity envisaged approx. 10 bcm/a Commissioning planned for end 2011 Planned inclusion of LNG imports in line with E.ON's strategy to broaden the basis for gas supplies Existing LNG terminal (some with expansion planned /ongoing) LNG terminal under construction LNG terminal planned Wilhelmshaven Krk

E.ON Turkey - Opportunities arising from privatizations Bulgary Greece Istanbul Ägäis Ankara Mediterranean Sea Syria Iraq Iran Georgia Armenia 1 2 3 Black Sea Expected opportunities Potential sale of private stake Market size 2005 2025 600 TWh 400 2000 D F I E TR PL CZ RO HU Customers Electricity consumption 1.Istanbul Anadolu 2.8 m 8 TWh 2. Sakarya 1.9 m 6 TWh 3. Baskent Ankara 1.3 m 4 TWh New build requirements 100 80 60 40 20 0 GW Generation capacity New - Thermal New - Hydro Current - Hydro Current - Thermal 2005 2010 2015 2020 2025

E.ON Russia - Growth opportunities in power generation Potential regions: North West Central Volga Urals/Western Siberia Characteristics for the regions: Privatization of generation planned 2007/08 Strong industrialization and profound growth perspectives in power demand Lack of generation and aging capacity lead to significant shortages Fuel market supposed to be balanced until 2011 (access to diversified fuel sources ) An aging generation structure ... (%) 35 30 25 20 15 10 5 0 17.5 6.0 > 40 years 31.0 25.0 > 30 years 25.0 33.0 > 20 years 18.0 25.0 >10 years 5.0 7.0 < 10 years Hydro Plants Thermal Plants Source: Infoline ... cannot be matched with today's system (GW) 70 60 50 40 30 20 10 0 Rejected requests for new customer connections 2004 2005 2006E 2007E 2008E 2009E 2010E 2011E New connections Capacity deficit at 4% growth rate Capacity deficit at 2% growth rate Capacity deficit at 6% growth rate Source: IES Therefore, substantial capacity new build is required (GW) 8 6 4 2 0 5.8 1995-2005 1.6 2006E 2.5 2007E 3.9 2008E 6.6 2009E 7.2 2010E Source: RAO UES, Infoline

E.ON E.ON and Endesa create the world's leading power and gas company E.ON is making its final all-cash offer for 100% of Endesa's shares at 38.75 € per share Two conditions: 1. Minimum of 50.01% acceptance 2. Removal of restrictions from articles of association, especially the 10% limit of voting rights The integrity of Endesa's business and corporate identity will be secured by E.ON Endesa will be responsible for managing the new Southern Europe & Latin America Market Unit of E.ON The offer for Endesa fulfills E.ON's strict strategic and financial criteria

E.ON Together, we will have a unique position regarding global scale, portfolio balance, and growth potential Global scale Europe1 327 TWh power generation 515 TWh power sales 931 TWh gas sales 41 million customers2 The Americas1 94 TWh power generation 93 TWh power sales 13 million customers E.ON Endesa Diversified earnings3 Iberia 20% UK 9% Nordic 7% Italy/France 5% European Gas 12% Latin America 11% US 4% Central Europe 32% EBITDA Diversified generation4 Nuclear 25% Hydro 16% Gas/Oil 17% Other 1% Coal 40% TWh 1. 2005 figures 2. Majority controlled customers 3. Adjusted EBITDA for E.ON; EBITDA for Endesa 4. Generation mix (TWh) as of ‘04 Source: Endesa presentations and reports; E.ON

E.ON The first truly pan-European player benefiting from further market integration European energy market emerging Integrated, competitive European power and gas markets Harmonized European rules European gas market Emerging electricity markets European CO2 market Global coal, oil, and LNG markets Convergence of European energy markets and prices Benefits for E.ON/ Endesa and consumers In a liberalised single European energy market E.ON and Endesa will form a major European player which will: Successfully compete in a pan-European market Act as a counterbalance to the major upstream producers from in- and outside of Europe Leverage retail market skills across European markets

E.ON E.ON gains access to significant new growth potential in Spain, Southern Europe, and Latin America Developed & moderate growing markets with E.ON presence Average annual growth rate of power generation 2001-05 S&P country rating 6% 4% 2% 0% USA AAA CEE1 BBB- to A GER AAA SWE2 AAA UK AAA Complemented by faster growing markets with Endesa presence 6% 4% 2% 0% ESP AAA LatAm3 B+ to A ITA A+ FRA AAA 1. CEE includes Czech Republic, Slovakia, Hungary, Poland, Romania, and Bulgaria 2. 2000 to 2005 3. LatAm (Latin America) includes Chile, Argentine, Brazil, Columbia, and Peru Source: BP Statistical Review of World Energy 2006

E.ON Since November 2006, significant additional value creation potential has been identified Additional value creation potential €m/year 600 Total recurring annual synergies 235 Best practice transfer E.ON/Iberia 220 Procurement synergies 90 Best practice transfer E.ON/LatAm 55 Combining organizations in overlapping markets Full 600 m€ effect in 2010 build up pro rata over 3 years Vast majority of synergy potential from Size & scale of the combined entity Best-practice transfers Synergies account for 3% of combined EBITDA and therefore are ,,conservative" compared to other M&A transactions Other best-practice transfer potential from Endesa to E.ON not yet assessed

E.ON E.ON's offer received a favorable opinion from Endesa1 "The Board of Directors of Endesa, by an unanimous vote [...], views the terms of the E.ON offer favorably [...]. " "The consideration of € 38.75 per share offered by EON [...] is fair, from a financial point of view, to the shareholders of Endesa. " " [...] the Board of Directors has determined to state its position in favor of these amendments and recommends that the shareholders of Endesa participate in the meeting and vote in favor of the amendments. " " Shareholder Caja Madrid [...] has likewise expressed its intention to vote in favor of such amendments. " 1. Excerpts from the report of the Board of Directors of Endesa regarding the takeover offer made by E.ON Zwölfte Verwaltungs GmbH issued on February 6, 2007.

E.ON Closing is expected within a short period of time Filing of the original offer 21 Feb 2006 EU-antitrust approval without conditions 25 Apr 2006 Decision of Ministry of Industry on CNE conditions 03 Nov 2006 CNMV approval 16 Nov 2006 Start of acceptance period 26 Jan 2007 Sealed envelope 02 Feb 2007 Approval of the final offer by the CNMV 06 Feb 2007 Endesa opinion on the final offer 06 Feb 2007 Endesa shareholder meeting and vote 20 Mar 2007 Last day for Endesa shareholders to tender shares Expected Mar/Apr 2007 Settlement date Expected Mar/Apr 2007

E.ON Returning value to E.ON shareholders €4.6 bn of dividends paid out in 2006 The 2005 ordinary dividend of € 2.75 per share (€ 1.8 bn) corresponds to a payout ratio of 49%. Special dividend of € 4.25 per share (€ 2.8 bn) paid additionally in May 2006 to return the value of our Degussa stake to our shareholders. Commitment to achieving a payout ratio of 50% to 60% of adjusted net income by 2007. +18.5% +9.4% +14.3% +17.5% +17% 1.35 € 2000 1.60 € 2001 1.75 € 2002 2.00 € 2003 2.35 € 2004 2.75 € 2005

Summary Performance & Integration Continued drive for better performance across all markets Integration of the acquired business a priority Standardized processes across businesses, maximizing efficiency Focused investments Strengthen the integrated power and gas business in existing markets Expanded platform for growing the business organically and through focused investments Active portfolio management Continue to manage actively the portfolio Constant review of portfolio with respect to strategic fit and value creation Financial discipline Strict financial discipline Continued commitment to a strong balance sheet

E.ON Our vision: “E.ON - the world’s leading power and gas company”

E.ON Back-up Charts

E.ON E.ON Group - Transformation into a pure energy group almost completed1) in billion € Acquisitions Transaction Volume Closing Date Powergen/LG&E 15.3 07/02 Ruhrgas (100%) 11.2 01/03 TXU retail business 2.5 10/02 E.ON Energie (Sydkraft, EDASZ, ZSE, Thüga stakes, EAM, EMR, HeinGas, EZH, Espoon Sähkö, EWW, NRE) 10.1 Graninge 1.1 11/03 Midlands Electricity 1.6 10/03 Distrigaz Nord 0.3 06/05 Bulgaria Power Distributors 0.2 10/04 Moldova 0.1 09/05 Caledonia Oil and Gas Ltd. 0.7 11/05 MOL Gas Trade and Storage 1.1 03/06 44.2 Divestments Transaction Volume Closing Date E-Plus 4.3 02/00 Cablecom 1.0 03/00 Gerresheimer Glas 0.5 07/00 VEBA Electronics 2.6 10/00 VIAG Interkom 11.4 02/01 Orange 1.8 11/00 VEBA Oel 6.8 07/02 Klöckner & Co 1.1 10/01 VAW aluminium 3.1 03/02 Degussa 5.7 02/03 Stinnes 2.8 10/02 Schmalbach-Lubeca 2.3 12/02 Bouygues Telecom 1.1 12/03 Gelsenwasser 0.9 09/03 Viterra Energy Services 0.9 06/03 swb 0.3 11/03 EWE 0.5 01/04 VNG 0.8 01/04 Union Fenosa 0.2 01/04 Degussa (3.62%) 0.3 05/04 Viterra 70 08/05 Ruhrgas Industries 1.5 09/05 Degussa (42.86%) 2.8 07/06 59.7 1. Only major transactions Total transaction volume: approx. € 104 billion

E.ON Development of electricity prices in selected markets EEX, UK, Nord Pool, French and US Forward prices Cal 2008 Last 12 Months EUR/MWh 90 80 70 60 50 40 30 20 1.1.06 1.4.06 1.7.06 1.10.06 1.1.07 January 2007 01.01 16.01 31.01 Key drivers UK forward prices appear to be driven mainly by the UK natural gas and CO2 prices. Nordic forward prices appear to be driven mainly by the hydrological situation and CO2 prices. Mainland European forward prices appear to be driven by gas and CO2 prices. US forward prices appear to be driven by US gas prices. Legend UK Cal 08 Base Load (EUR/MWh) French Cal 08 Base Load (EUR/MWh) EEX Cal 08 Base Load (EUR/MWh) Nord Pool Cal 08 Base Load (EUR/MWh) US Cal 08 Base Load (EUR/MWh) Market Report UD/MM Page 27

E.ON Europe - Coal- and CO2-Prices Coal, ARA - Last 12 months USD/t 90 80 70 60 50 40 January 2007 CO2-Price-Index (NAP 1 + 2) - Last 12 months EUR/t 35 30 25 20 15 10 5 0 1.1.06 1.2.06 1.3.06 1.4.06 1.5.06 1.6.06 1.7.06 1.8.06 1.9.06 1.10.06 1.11.06 1.12.06 1.1.07 January 2007 1.1.07 8.1.07 15.1.07 22.1.07 29.1.07 Key Messages Coal - Coal prices only decreased slightly in January, remaining at their high level in spite of a well covered Atlantic market and low demand for generation purposes. The coal market seems to be mainly driven by the remaining winter weather risk and the high freight rates. Freight - Freight rates remained high as a result of high Chinese demand and a vessel queue at Newcastle/Australia caused by loading problems. CO2 - CO2 prices for NAP-I collapsed in January as a result of low demand and large selling interest based on falling gas prices.1) CO2 prices for NAP-II have also decreased in the past month because the EU verdict on the Dutch and Belgian NAPs remained below expectations. Legend Coal forwards for year+1 (2007/2008) Coal forwards for year+2 (2008/2009) CO2 - Price-Index (2007) - NAP-1 phase CO2 - Price-Index (2008) - NAP-2 phase 1) Gas prices falling faster than coal prices make fuel switch in power generation from coal-fired to gas-fired plants more likely. Gas-fired plants emit less CO2 than coal-fired plants.

E.ON Regulation of network charges in Germany E.ON Hanse E.ON Westfalen Weser E.ON Mitte E.ON edis E.ON Avacon E.ON Thüringer Energie E.ON Bayern Difference between allowed and requested network fees Electricity Gas E.ON Netz1 -16%2 - E.ON Avacon -5% / -13% -10.7% / -16.5% E.ON Bayern -12% -9.4% E.ON Edis -14% -9.8% E.ON Hanse -11% -8.7% E.ON Mitte -14% -11% E.ON Thüringer Energie -14% -9.5% E.ON Westfalen-Weser -12% -9.8% Differing interpretations of new rules, with BNetzA unduly disadvantaging network operators. Main points of contention with BNetzA: Calculation of the equity portion of the asset base Valuation of the fixed assets Treatment of the trade tax Estimated ~ € 0.7 bn negative impact on 2006 adjusted EBIT, mainly within market unit Central Europe. Outlook for market unit Central Europe takes regulatory risks into account. Adjusted EBIT expected to be higher in 2006. 1. Electricity network only 2. 9% compared to status quo

E.ON Regulation in Germany - Substantial negative impact on Group adjusted EBIT due to reductions in network charges Nine Months in million € 700 600 500 400 300 200 100 0 E.ON Group 477 60 537 Central Europe 473 46 519 Pan-European Gas 4 14 18 Power Gas 700 600 500 400 300 200 100 0 E.ON Group 533 4 537 Central Europe 515 4 519 Pan-European Gas 18 Provisions for retroactive application Lower network charges

E.ON Regulation-induced impairments on gas distribution activities Nine Months in million € 600 500 400 300 200 100 0 E.ON Group 188 359 547 Central Europe 251 251 € 227m on own networks and € 24m on other shareholdings Pan-European Gas 188 108 296 Other shareholdings at Pan-European Gas Thüga shareholdings in municipal distribution network operators EBIT-effective Non-operating

E.ON Germany - Regulation of network fees Gas transmission: exemption from cost regulation accepted if grid-to-grid competition in transmission can be proved. Gas distribution and electricity: calculation of allowed costs largely identical. Cost of Capital: Return on equity 6.5% real (electricity) and 7.8% real (gas distribution) post trade tax; for new investment: 7.91% nominal (electricity) and 9.21% nominal (gas distribution) post trade tax. Maximum level of accepted equity ratio for cost calculation: 40%. Corporate tax allowance to be fully included with implementation of incentive regulation. Cancellation of netting out of accumulated regulatory depreciation and re-investment. Benchmarking of network charges of "comparable" network operators.

E.ON BNetzA concept for incentive regulation in Germany Start expected in 2009 Regulatory cost review for setting of initially allowed revenues Complete reduction of any inefficiencies within 6-8 years through a revenue cap adjusted on an annual basis, especially with regard to: inflation general revenue reduction targets (1.5% to 2% p.a. suggested) individual revenue reduction targets (based on benchmarking) Separate monitoring and regulation of quality Next steps Order issuance by the Ministry of Economics (expected until end of the year 2006) Coordination with Upper House (expected begin of the year 2007) Implementation by BNetzA and German State authorities

E.ON Germany - Development of household power prices in Ct/kWh 2006 (assumed consumption for a household: 3,500 kWh/a) European comparison Greece 7 Czech Republic 9.9 Great Britain 10.2 Spain 11.5 France 12 Austria 13.4 Ireland 14.9 Luxembourg 16 Germany 18.3 Netherlands 20.9 Italy 21.1 Denmark 23.6 Sources: Eurostat; Statistisches Bundesamt, VDFW German development 1990 12.38 5.11 17.49 1992 13.11 5.2 18.31 1994 13.41 5.58 18.99 1996 13.40 4.09 17.49 1998 12.91 4.2 17.11 2000 8.62 5.32 13.94 2002 9.70 6.41 16.11 2004 10.81 7.15 17.96 2006 11.91 7.55 19.46 Generation, grid access fees, sales State burdens

E.ON Germany - Breakdown of household energy prices Average electricity price for households1 19.46 ct/kWh CHP & Renewables Act 1.03 ct/kWh 5% Grid access fees 6.18 ct/kWh 32% Eco taxes 2.05 ct/kWh 11% Concession fees 1.79 ct/kWh 9% VAT 2.68 ct/kWh 14% Generation & sales 5.73 ct/kWh 29% Average gas price for households2 5.08 ct/kWh Import, production, transportation & distribution 3.80 ct/kWh 75% VAT 0.70 ct/kWh 14% Eco taxes 0.55 ct/kWh 11% Concession fees 0.03 ct/kWh 0.6% 1. Electricity supplied to households; annual sales volume 3,500 kWh. 2. Related to an average price for a fully supplied household (as of January 2006) 3. Concession fees very from city to city depending on number of residents. 4. Arithmetic medium for network fees as published by VDN, April 2005. Sources: E.ON, VDN, VDEW

E.ON Gas price adjustment Oil indexation Main competitors of natural gas are gas oil and fuel oil. Long-term contracts need an automatic indexation. Oil indexation secures competitive gas prices. Example for oil indexation : Price adjustment every 3 months; 1.1./1.4./1.7./1.10. Reference period 6 months Time lag 3 months Reference period Time lag Gas price adjustment Reference period Time lag Gas price adjustment Reference period Time lag Gas priceadjustment Apr 03 May 03 Jun 03 Jul 03 Aug 03 Sep 03 Oct 03 Nov 03 Dec 03 Jan 04 Feb 04 Mar 04 Apr 04 May 04 Jun 04 Jul 04 Aug 04 Sep 04 Oct 04

E.ON For the 2005-2007 trading period, E.ON has received CO2 allowances of about 77.4 million tonnes CO2 per year UK Germany Sweden Reduction Overall 0.2% Energy sector: 21.5% Industry: increase (allocation based on projections) Overall: 0.4 % no sector specific allocation, but 0 - 7.5% due to application Overall: no reduction Energy sector: 20% (main energy source is non fossil) Industry: 0 % New Built allocation No transfer rule. New entrance reserve 18.9 mn t or 7.7% of budget allocated New built allocation to Energy sector based on BAT or BM Transfer rule from old to new installations New entrance reserve 3 mn t or 3.1% of budget New built allocation to generators based on fuel type benchmark Energy sector has to buy. New entrance reserve 1.8 mn t or 2.3% of budget Early Action & CHP No early action new CHP free Early action CHP free No early action CHP reward NAP Focus Environmental delivery Security of supply Environmental delivery

E.ON The NAPS for the 2008-2012 trading period still need to be finalized following the feedback of the EU Commission UK Germany Sweden Reduction Overall: 12.3% Energy sector: 18.6% Industry: no reduction Overall: 4.4% Energy sector: n.a. Industry: no reduction Overall: 2.6% Energy sector: 18.6% Industry: no reduction Incumbent allocation Based on historic production 2000 - 2003 using 5 benchmarks, 7% auctioning Based on historic load factors and benchmarks for gas, coal and perhaps lignite, auctioning in discussion Based on historic emissions 1998 - 2001, no auctioning New Built allocation 90% for power industry 95% for all other new entrants allocated on benchmarks New entrance budget allocated with fuel type BAT benchmarks and high load factor (7,500 h) First come - first serve on gas-type benchmark, only for CHP, other plants have to buy JI/CDM Cap 8% on installation, in total 19.5 Mt p.a. 20% on installation, in total 94.6 Mt p.a. 20% on installation in total 4.6 Mt p.a. EU status approved not approved approved with changes

E.ON E.ON continues to solidify its integrated position in Eastern Europe E.ON involvements in power E.ON involvements in gas Czech Rep. ECR ECD ECE ZSE EED EDE Slovakia ETI Hungary Moldova Romania Gorna Varna Bulgaria PP Czech Rep JCP* VCP SMP JMP SPP Slovakia E.ON Földgaz Trade E.ON Földgaz Storage KÖGÁZ DDGAZ Hungary E.ON Gaz Romania Romania *subject to permission of the cartel authority Majority shareholding Minority stake (with management control) 100% E.ON Földgaz Trade 100% E.ON Földgaz Storage Minority stake Expanding our presence in Eastern Europe enables us to create economies of scale and to create a market leading position as eastern European markets become more connected and converge

E.ON Financial highlights - First nine months 2006 in million € 2006 20051 +/-% Sales 49,451 39,520 +25 Adjusted EBITDA2 8,441 7,629 +11 Adjusted EBIT3 6,064 5,504 +10 Consolidated net income 2,629 6,399 -59 Adjusted net income4 3,386 2,688 +26 Cash provided by operating activities 4,492 4,742 -5 Free cash flow5 1,934 2,878 -33 Net financial position6 1,039 3,8637 -73 1) Figures adjusted for discontinued operations 2) Non-GAAP financial measure; reconciliation to consolidated net income see Interim Report III, p.9 3) Non-GAAP financial measure; reconciliation to consolidated net income see Interim Report III, p.9 and p. 38-39 4) Non-GAAP financial measure; reconciliation to consolidated net income see Interim Report III, p.10 5) Non-GAAP financial measure; reconciliation to cash provided by operating activities see Interim Report III, p.11 6) Non-GAAP financial measure; reconciliation see Interim Report III, p.12 7) Net financial position as of December 31, 2005

E.ON Adjusted EBIT by market unit - First nine months 2006 in million € 2006 20051 +/-% Central Europe 3,243 2,945 +10 Pan-European Gas 1,596 1,125 +42 U.K. 710 715 -1 Nordic 437 581 -25 U.S. Midwest 285 277 +3 Corporate Center -260 -260 - Core Energy Business 6,011 5,383 +12 Other Activities2 53 121 -56 Adjusted EBIT 3 6,064 5,504 +10 1) Figures adjusted for discontinued operations 2) This segment consists of Degussa which is accounted for using the equity method 3) Non-GAAP financial measure; reconciliation to consolidated net income see Interim Report III, p. 9

E.ON E.ON Group - Outlook 2006 Expected adjusted Group EBIT To be above the high level of 2005 Expected adjusted EBIT by Market Units: Central Europe To be above 2005 level Pan-European Gas To markedly exceed 2005 level U.K. To be significantly higher than 2005 figure Nordic To be significantly below 2005 strong figure U.S. Midwest To slightly exceed 2005 level Expected net income Not to repeat extraordinary high 2005 level

E.ON Financial highlights 2005 in million € 2005 20041 +/-% Sales 56,399 46,742 +21 Adjusted EBITDA2 10,272 9,741 +5 Adjusted EBIT2 7,333 6,787 +8 Consolidated net income 7,407 4,339 +71 Capital employed 60,398 59,063 +2 ROCE (in %)3 12.1 11.5 +0.64 Cost of capital (in %) 9.0 9.0 - Cash provided by operating activities 6,601 5,840 +13 Free cash flow5 3,611 3,228 +12 Net financial position6 3,863 -5,483 - 1) Figures adjusted for discontinued operations with the exception of net financial position 2) Non-GAAP financial measure; reconciliation to consolidated net income see Annual Report 2005, p. 37 3) Non-GAAP financial measure; see derivation in Annual Report 2005, p. 38-41 4) Change in percentage points 5) Non-GAAP financial measure; reconciliation to cash provided by operating activities see Annual Report 2005, p. 45 6) Non-GAAP financial measure; reconciliation see Annual Report 2005, p. 47

E.ON Market units - Key financial figures1 2005 in million € Sales Adjusted EBITDA Adjusted EBIT Capital Employed ROCE (%) Pre-tax CoC (%) Oper.Cash-flow Value Added Central Europe 24,295 5,284 3,930 17,969 21.9 9.0 3,020 2,318 Pan-European Gas 17,914 1,939 1,536 13,355 11.5 8.2 1,999 441 U.K. 10,176 1,550 963 12,642 7.6 9.2 101 -202 Nordic 3,471 1,193 806 7,066 11.4 9.0 746 170 U.S. Midwest 2,045 560 365 6,625 5.5 8.0 214 -166 Corporate Center -1,502 -386 -399 782 - - 521 - Core Energy Business 56,399 10,140 7,201 58,439 12.3 9.0 6,601 1,929 Other activities2 132 132 1,959 -57 E.ON Group 56,399 10,272 7,333 60,398 12.1 9.0 6,601 1,872 1. Non-GAAP financial measures; for derivation and reconciliation see Annual Report 2005, p. 80, p. 86, p. 92, p. 96, p. 98, p. 40 and p . 174. 2. This segment consists of Degussa which is accounted for using the equity method

E.ON E.ON Group - Split of gross external debt1 as of December 31, 2005, in billion € Pan European Gas Central Europe U.K. Nordic U.S. Midwest Corporate Center E.ON Group Bonds 0.0 0.0 0.5 0.7 1.0 7.3 9.5 Commercial Paper 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Bank Loans / others 1.3 0.8 0.1 0.6 0.0 0.1 2.9 Gross External Debt1 1.3 0.8 0.6 1.3 1.0 7.4 12.4 Split by Market Unit Corporate Center Central Europe Pan-European Gas U.K. Nordic UK U.S. Midwest 59% 10% 3% 11% 6% 11% Split by Maturity 15% 25% 10% 50% 2006 2007-2010 2011-2016 After 2016 Split by Currency2 56% 19% 19% 6% EUR GBP USD SEK 1) Non-GAAP financial measure; gross external debt equals financial liabilities to banks and third parties, see Annual report p. 2) Before hedging

E.ON E.ON's past communication regarding financial targets Ratios communicated as being ,,compatible with an A+ Rating" Definition Targets Actual Ratios 2005 Gearing (Net financial position + Pensions and Nuclear Provisions)/ Shareholders' Equity + Minority Interest 80-100% 37% EBITDA/ Net Interest (EBITDA / Net financial Interest) about 10x 45.9x EBITDA/ Net Debt (EBITDA / Net financial Debt) about 0.5 -1.0x n.a. Financial targets are currently being revised and will be communicated post-Endesa

E.ON E.ON's ratings compared to its peer group As of October 26, 2006 Standard & Poor's Moody's EdF AA- negative Aal stable GdF AA- watch neg. Aa1 rev. down E.ON AA- watch neg. Aa3 rev. down Enel A+ negative Aa3 stable Scottish & Southern A+ stable Al stable RWE A+ negative Al stable Endesa A watch neg. A3 negative Vattenfall A- stable A2 stable Scottish Power A- stable Baal stable Moody's (Aa3/ P-1, ,,review for possible downgrade") On February 22, 2006, Moody's has placed its Aa3 credit rating of E.ON AG on review for a possible downgrade, following the announcement by E.ON that it has made an offer to acquire 100% of the shares in Endesa SA. "Moody's says that, if the acquisition were to be successful, the most likely outcome would be an E.ON AG rating that is a weakly positioned at A2." On September 28, 2006, Moody's decided to extend its review for downgrade to E.ON's short-term P-1 rating. Standard & Poor's (AA-/ A-1+, ,,creditwatch negative") On February 21, 2006, Standard & Poor's has placed its AA-/ A-1+ credit rating of E.ON AG on creditwatch with negative implications, following the announcement by E.ON that it has made an offer to acquire 100% of the shares in Endesa SA. "Based on current information and statements by the company, the ratings are unlikely to be lowered by more than two notches, however." positive = positive outlook, negative = negative outlook, rev. down. = review for possible downgrade, watch neg. = creditwatch negative

E.ON Market unit ratings within the E.ON Group as of September 30, 2006 E.ON AG E.ON International Finance B.V. E.ON UK Finance plc Aa3 rev. down. / AA- watch neg. E.ON Energie AG E.ON Nordic Holding E.ON Sverige AB A stable E.ON Ruhrgas AG E.ON UK plc A3 rev. down. / A- stable Powergen Retail Ltd Baal stable / A- stable Avon Energy Partners Holding A3 rev. down. Central Networks plc A3 stable Central Networks West plc A3 stable Powergen (East Midlands) Investments A3 rev. down. / A- stable Central Networks East plc A3 stable / A- stable E.ON US Investment Corp. E.ON U.S. LLC A3 stable / BBB+ stable E.ON U.S. Capital Corp A3 stable Louisville Gas and Electric A2 stable / BBB+ stable1 Kentucky Utilities A2 stable / BBB+ stable2 1 Senior secured debt rating is Al stable /A- stable rev. down. = review for possible downgrade 2 Senior secured debt rating is Al stable/ A stable watch neg. - creditwatch negative

On January 26, 2007, E.ON Aktiengesellschaft ("E.ON"), through its wholly owned subsidiary E.ON Zwölfte Verwaltungs GmbH, filed a tender offer statement on Schedule TO regarding its tender offer for ordinary shares and ADSs of Endesa S.A. ("Endesa") with the U.S. Securities and Exchange Commission ("SEC"). Endesa investors and security holders are urged to read the U.S. tender offer statement (as updated and amended), because it contains important information. Furthermore, Endesa investors and security holders are urged to read the Spanish prospectus from E.ON regarding the Spanish tender offer for Endesa because it contains important information. The Spanish prospectus and certain complementary documentation were authorized in Spain by the Spanish Comisión Nacional del Mercado de Valores (the "CNMV"). Investors and security holders may obtain a free copy of the Spanish prospectus and its complementary documentation from E.ON, Endesa, the four Spanish Stock Exchanges, Santander Investment Bolsa SV SA, Santander Investment SA, Corredores de Bolsa, and elsewhere. The Spanish prospectus is also available on the web sites of the CNMV (www.cnmv.es), E.ON (www.eon.com), and elsewhere. Likewise, Endesa investors and security holders may obtain a free copy of the U.S. tender offer statement and other documents filed by E.ON with the SEC on the SEC's web site at www.sec.gov. The U.S. tender offer statement and these other documents may also be obtained for free from E.ON by directing a request to E.ON AG, External Communications, Tel.: 0211- 45 79 - 4 53.

This presentation may contain forward-looking statements. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation, development or performance of E.ON and Endesa and the estimates given here. These factors include the inability to obtain necessary regulatory approvals or to obtain them on acceptable terms; the inability to integrate successfully Endesa within the E.ON Group or to realize synergies from such integration; costs related to the acquisition of Endesa; the economic environment of the industries in which E.ON and Endesa operate; and other risk factors discussed in E.ON's public reports filed with the Frankfurt Stock Exchange and with the SEC (including E.ON's Annual Report on Form 20-F) and in Endesa's public reports filed with the CNMV and with the SEC (including Endesa's Annual Report on Form 20-F). E.ON assumes no liability whatsoever to update these forward-looking statements or to conform them to future events or developments.

E.ON currently prepares its consolidated financial statements in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), but will adopt International Financial Reporting Standards ("IFRS") as its primary set of accounting principles in 2007; the financial data reflected in this presentation relating to E.ON's 2007-2009 investment plan has been prepared in accordance with IFRS. This presentation may contain references to certain financial measures (including forward looking measures) that are not calculated in accordance with either IFRS or U.S. GAAP and are therefore considered "Non-GAAP financial measures" within the meaning of the U.S. federal securities laws. E.ON presents a reconciliation of these Non-GAAP financial Measures to the most comparable US-GAAP measure or target, either in this presentation or on its website at www.eon.com. Management believes that the Non-GAAP financial measures used by E.ON., when considered in conjunction with (but not in lieu of) other measures that are computed in accordance with IFRS or U.S. GAAP, enhance an understanding of E.ON's results of operations. A number of these Non-GAAP financial measures are also commonly used by securities analysts, credit rating agencies and investors to evaluate and compare the periodic and future operating performance and value of E.ON and other companies with which E.ON competes. These Non-GAAP financial measures should not be considered in isolation as a measure of E.ON's profitability or liquidity, and should be considered in addition to, rather than as a substitute for, net income, cash provided by operating activities and the other income or cash flow data prepared in accordance with IFRS or U.S. GAAP. The Non-GAAP financial measures used by E.ON may differ from, and not be comparable to, similarly-titled measures used by other companies.
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